As filed with the Securities and Exchange Commission on December 29, 1999.
                          Registration No. 333-________
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          ATCHISON CASTING CORPORATION
             (Exact name of registrant as specified in its charter)

        Kansas                                          48-1156578
(State of Incorporation)                             (I.R.S. Employer
                                                    Identification No.)

                             400 South Fourth Street
                           Atchison, Kansas 66002-0188
   (Address, including zip code, of registrant's principal executive offices)

     Atchison Casting Corporation Savings Plan, Atchison Casting Corporation 401(k) Plan, Atchison Casting Corporation Hourly Employees 401(k) Plan,
   Empire Steel Castings, Inc. 401(k) Profit Sharing Plan for Union Employees, Quaker Alloy, Inc. 401(k) Profit Sharing Plan for Union Employees, Inverness
   Castings Group, Inc. Hourly Employees Retirement Plan and Trust, LaGrange
      Foundry, Inc. 401(k) Savings and Defined Contribution Plan, PrimeCast 401(k) Savings and Defined Contribution Plan, and Jahn Foundry Corporate
                                Union 401(k) Plan
                            (Full title of the Plans)

                                  Hugh H. Aiken
          Chairman of the Board, President and Chief Executive Officer
                          Atchison Casting Corporation
                             400 South Fourth Street
                           Atchison, Kansas 66002-0188
                                 (913) 367-2121
 (Name, address and telephone number, including area code, of agent for service)

---------------------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
                              C>
                                                  Proposed         Proposed
Title of securities to         Amount to be        maximum         maximum        Amount of
be registered                 Registered (1)   offering price     aggregate     registration
                                                per share (2)      offering          Fee
                                                                  price (2)
---------------------------- ----------------- ---------------- --------------- --------------
Common Stock, $0.01 par                                                            $1,421
value
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the                30,000           $8.97            $269,100
Atchison Casting
Corporation Savings Plan
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the               270,000           $8.97          $2,421,900
Atchison Casting
Corporation 401(k)Plan
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the               100,000           $8.97            $897,000
Atchison Casting
Corporation Hourly
Employees 401(k) Plan
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the Empire         25,000           $8.97            $224,250
Steel Castings, Inc.
401(k) Profit Sharing Plan
for Union Employees
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the Quaker         25,000           $8.97            $224,250
Alloy, Inc. 401(k) Profit
Sharing Plan for Union
---------------------------- ----------------- ---------------- --------------- --------------

Employees
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the                45,000           $8.97            $403,650
Inverness Castings Group,
Inc. Hourly Employees
Retirement Plan and Trust
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the                35,000           $8.97            $313,950
LaGrange Foundry, Inc.
401(k) Savings and Defined
Contribution Plan
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the                45,000           $8.97            $403,650
PrimeCast 401(k) Savings
and Defined Contribution
Plan
---------------------------- ----------------- ---------------- --------------- --------------
Reserved under the Jahn           25,000           $8.97            $224,250
Foundry Corporate Union
401(k) Plan
---------------------------- ----------------- ---------------- --------------- --------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), the registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act based on the average of the high and low prices reported on December 27, 1999.

                                EXPLANATORY NOTE

               As permitted by the rules of the Securities and Exchange Commission (the "Commission"), this registration statement omits the information in Part I of Form S-8.

                                     PART II

               Information Required in the Registration Statement

Item 3.        Incorporation of Documents by Reference.

         The following documents filed with the Commission by Atchison Casting Corporation (the "Registrant" or the "Company") are incorporated in this registration statement on Form S-8 by reference:

          1. The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999;

          2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999; and

          3. The description of the Registrant's Common Stock, par value $0.01 per share, which is included in the Registrant's Registration Statement on Form 8-B, filed with the Securities and Exchange Commission on April 25, 1995.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities.

        Not Applicable.

Item 5. Interests of Named Experts and Counsel.

        Not Applicable.

Item 6. Indemnification of Directors and Officers.

         Section 17-6305 of the Kansas General Corporation Code ("KGCC") confers broad powers upon corporations incorporated in that state with respect to indemnification of any person against liabilities incurred by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other business entity. The provisions of Section 17-6305 are not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement or otherwise.

         Pursuant to the Registrant's Articles of Incorporation and By-laws, the Registrant must, to the maximum extent permitted from time to time under the laws of Kansas, indemnify and upon request must advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees and expenses), judgments, fines, penalties, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable basis to believe his or her conduct was unlawful. Such indemnification is not exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person.
Article VIII of the Registrant's By-laws further describes the indemnification rights of such persons.

         The Registrant's Articles of Incorporation also provide that a director of the Registrant will not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders; (ii) for acts or omissions not taken in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) under Section 17-6424 of the KGCC or (iv) for any transaction from which the director derived an improper personal benefit. If the KGCC is amended to authorize the further elimination or limitation of the liability of a director, then the liability of the director will be eliminated or limited to the fullest extent permitted by the KGCC, as so amended. The effect of this provision in the Articles of Incorporation is to eliminate the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director's breach of the fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior), except in the situations described above.

         There is in effect for the Registrant an insurance policy providing directors and officers with indemnification, subject to certain exclusions and to the extent not otherwise indemnified by the Registrant, against loss (including expenses incurred in the defense of claims in connection therewith) arising from any negligent act, error, omission, misstatement, misleading statement or breach of duty while acting in their capacity as directors and officers of the Registrant. The policy also provides for the reimbursement of the Registrant for liability incurred in the indemnification of its directors and officers. The Registrant has purchased coverage for liability under the Securities Act in connection with the purchase, sale, offer or solicitation of an offer to purchase or sell any securities of the Registrant or an affiliate of the Registrant.

Item 7. Exemption from Registration Claimed.

        Not Applicable.

Item 8. Exhibits.

         The following exhibits are filed herewith or are incorporated by reference from documents filed by the Company with the Commission.

          4.1 Articles of Incorporation of Atchison Casting Corporation, a Kansas corporation (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994).

          4.2 By-Laws of Atchison Casting Corporation, a Kansas corporation (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31,
               1994).

          4.3 Long-term debt instruments of the Company in amounts not exceeding 10% of the total assets of the Company and its subsidiaries on a consolidated basis will be furnished to the Commission upon request.

        4.4(a) The Amended and Restated Credit Agreement dated as of April 3,
               1998, among the Company, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(a) of Form 8-K filed April 16, 1998).

        4.4(b) Pledge and Security Agreement dated as of April 3, 1998, between the Company and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(b) of Form 8-K filed April 16, 1998).

        4.4(c) First Amendment to Amended and Restated Credit Agreement dated as of October 7, 1998, among the Company, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.4(d) Second Amendment to the Amended and Restated Credit Agreement dated as of April 23, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
               1999).

        4.4(e) Third Amendment to the Amended and Restated Credit Agreement dated as of August 20, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(e) of the Company's Annual Report on Form 10-K for the year ended June 30, 1999).

        4.4(f) Fourth Amendment and Waiver to the Amended and Restated Credit
               Agreement dated as of November 5, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
               1999).

        4.5(a) Note Purchase Agreement dated as of July 29, 1994 between the
               Company and Teachers Insurance and Annuity Association of America pursuant to which the Company's 8.44% Senior Notes due 2004 were issued (incorporated by reference to Exhibit 4.3 of the Company's Annual Report on Form 10-K for the year ended June 30, 1994).

        4.5(b) First Amendment dated as of March 8, 1996 to the Note Purchase
               Agreement dated July 29, 1994, between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K dated March 25, 1996).

        4.5(c) Second Amendment dated as of May 24, 1996 to the Note Purchase
               Agreement dated July 29, 1994, between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2(c) of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996).

        4.5(d) Third Amendment dated as of April 3, 1998 to the Note Purchase
               Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of Form 8-K filed April 16, 1998).

        4.5(e) Waiver dated as of October 12, 1998 to the Note Purchase
               Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.5(f) Fourth Amendment dated as of October 20, 1999 to the Note
               Purchase Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
               1999).

          4.6  Specimen stock certificate (incorporated by reference to Exhibit
               4.3 of Amendment No. 2 to Form S-2 Registration Statement No. 333-25157 filed May 19, 1997).

          5.1  Opinion of Blackwell Sanders Peper Martin LLP.

          23.1 Consent of Deloitte & Touche LLP.

          23.2 Consent of Blackwell Sanders Peper Martin LLP (included in
               Exhibit 5.1).

          24.1 See page 12 of this registration statement for Powers of Attorney executed by certain officers and members of the Board of Directors of the Registrant (included on signature page hereto).

         The Company hereby undertakes that it has submitted or will submit the Plans and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans.

Item 9. Undertakings.

(a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         PROVIDED, HOWEVER, That paragraphs (a)(1)(i) and (a)(1)(ii) of this item do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act, that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atchison, State of Kansas, on December 29, 1999.

                                    ATCHISON CASTING CORPORATION


                                    By:    /s/ Hugh H. Aiken
                                           Hugh H. Aiken, Chairman of the Board,
                                           President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, the undersigned trustees (or other persons who administer the employee benefit plans) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Atchison, State of Kansas, on December 29, 1999.

                                    ATCHISON CASTING CORPORATION SAVINGS
                                    PLAN

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President


                                    ATCHISON CASTING CORPORATION 401(k) PLAN

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President

                                    ATCHISON CASTING CORPORATION HOURLY
                                    EMPLOYEES 401(k) PLAN

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President

                                    EMPIRE STEEL CASTING, INC. 401(k) PROFIT
                                    SHARING PLAN FOR UNION EMPLOYEES

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President


                                    QUAKER ALLOY, INC. 401(k) PROFIT SHARING
                                    PLAN FOR UNION EMPLOYEES

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President


                                    INVERNESS CASTINGS GROUP, INC. HOURLY
                                    EMPLOYEES RETIREMENT PLAN AND TRUST

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President


                                    LAGRANGE FOUNDRY, INC. 401(k) SAVINGS AND
                                    DEFINED CONTRIBUTION PLAN

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President

                                    PRIMECAST 401(k) SAVINGS AND DEFINED
                                    CONTRIBUTION PLAN

                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President


                                    JAHN FOUNDRY CORPORATE UNION 401(k) PLAN


                                    By:     Atchison Casting Corporation,
                                            its Plan Administrator

                                    By:     /s/ Kevin T. McDermed
                                            Kevin T. McDermed
                                            Vice President

                                POWER OF ATTORNEY

         We, the undersigned directors and officers of Atchison Casting Corporation, do hereby constitute and appoint Hugh H. Aiken and Kevin T. McDermed, and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and any additional registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND NAME                  CAPACITY                       DATE
------------------                  --------                       ----


/s/ Hugh H. Aiken            Chairman of the Board,           December 29, 1999
Hugh H. Aiken                President, Chief Executive
                             Officer and Director
                             (Principal Executive Officer)


/s/ Kevin T. McDermed        Vice President,                  December 29, 1999
Kevin T. McDermed            Chief Financial Officer,
                             Treasurer and Secretary
                             (Principal Financial Officer and
                             Principal Accounting Officer)


/s/ David L. Belluck         Director                         December 29, 1999
David L. Belluck


/s/ John O. Whitney          Director                         December 29, 1999
John O. Whitney


/s/ Ray H. Witt              Director                         December 29, 1999
Ray H. Witt


/s/ Stuart Z. Uram           Director                         December 29, 1999
Stuart Z. Uram

                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER    DOCUMENT
     ------    --------

        4.1 Articles of Incorporation of Atchison Casting Corporation, a Kansas corporation (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994).

        4.2 By-Laws of Atchison Casting Corporation, a Kansas corporation (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31,
               1994).

        4.3 Long-term debt instruments of the Company in amounts not exceeding 10% of the total assets of the Company and its subsidiaries on a consolidated basis will be furnished to the Commission upon request.

        4.4(a) The Amended and Restated Credit Agreement dated as of April 3,
               1998, among the Company, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(a) of Form 8-K filed April 16, 1998).

        4.4(b) Pledge and Security Agreement dated as of April 3, 1998, between the Company and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(b) of Form 8-K filed April 16, 1998).

        4.4(c) First Amendment to Amended and Restated Credit Agreement dated as of October 7, 1998, among the Company, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.4(d) Second Amendment to the Amended and Restated Credit Agreement dated as of April 23, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
               1999).

        4.4(e) Third Amendment to the Amended and Restated Credit Agreement dated as of August 20, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1(e) of the Company's Annual Report on Form 10-K for the year ended June 30, 1999).

        4.4(f) Fourth Amendment and Waiver to the Amended and Restated Credit
               Agreement dated as of November 5, 1999, among the Company, the Banks party thereto, and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
               1999).

        4.5(a) Note Purchase Agreement dated as of July 29, 1994 between the
               Company and Teachers Insurance and Annuity Association of America pursuant to which the Company's 8.44% Senior Notes due 2004 were issued (incorporated by reference to Exhibit 4.3 of the Company's Annual Report on Form 10-K for the year ended June 30, 1994).

        4.5(b) First Amendment dated as of March 8, 1996 to the Note Purchase
               Agreement dated July 29, 1994, between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K dated March 25, 1996).

        4.5(c) Second Amendment dated as of May 24, 1996 to the Note Purchase
               Agreement dated July 29, 1994, between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2(c) of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996).

        4.5(d) Third Amendment dated as of April 3, 1998 to the Note Purchase
               Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of Form 8-K filed April 16, 1998).

        4.5(e) Waiver dated as of October 12, 1998 to the Note Purchase
               Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.5(f) Fourth Amendment dated as of October 20, 1999 to the Note
               Purchase Agreement dated July 29, 1994 between the Company and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
               1999).

          4.6  Specimen stock certificate (incorporated by reference to Exhibit
               4.3 of Amendment No. 2 to Form S-2 Registration Statement No. 333-25157 filed May 19, 1997).

          5.1  Opinion of Blackwell Sanders Peper Martin LLP.

          23.1 Consent of Deloitte & Touche LLP.

          23.2 Consent of Blackwell Sanders Peper Martin LLP (included in
               Exhibit 5.1).

          24.1 See page 12 of this registration statement for Powers of Attorney executed by certain officers and members of the Board of Directors of the Registrant (included on signature page hereto).